UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)        December 30, 2002
                                                   -----------------------------

                         eRoomSystem Technologies, Inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

               000-31037                                       87-0540713
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       (Commission File Number)                (IRS Employee Identification No.)

                 106 East 13200 South, Draper, Utah                     84020
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             (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code           (800) 316-3070
                                                        ------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 6.  Other Events.

        On December 30, 2002, S. Leslie Flegel resigned from the Board of Directors and Audit Committee of eRoomSystem Technologies, Inc. (the "Company").

        In addition, Dr. Alan C. Ashton has resigned from the Audit Committee of the Company. Dr. Ashton remains on the Board of Directors and the Compensation Committee.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                eROOMSYSTEM TECHNOLOGIES, INC.
                                                        (Registrant)



Date:  December 31, 2002

                        By:     /s/ David S. Harkness
                                ------------------------------------------------
                                David S. Harkness
                                Chief Executive Officer, President and Chairman
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